Income (expense) from investments	12 Months Ended
Dec. 31, 2022
Income (expense) from investments
Income (expense) from investments

32 Income (expense) from investments

Share of profit (loss) of equity-accounted investments

More information is provided in note 16 – Investments.

Share of profit or loss of equity accounted investments by industry segment is disclosed in note 35 – Segment information and information by geographical area.

Other gain (loss) from investments

(€ million)	2022	2021	2020
Dividends	351	230	150
Net gain (loss) on disposals	483	1
Other net income (expense)	2,789	(8)	(75)
	3,623	223	75

Dividend income primarily related to Nigeria LNG Ltd for €247 million (€144 million in 2021 and €113 million in 2020) and to Saudi European Petrochemical Co 'IBN ZAHR' for €77 million (€54 million in 2021 and €28 million in 2020).

Gains on disposals referred for €448 million to the capital gains realized following the listing, through an IPO on the Oslo Stock Exchange, of the investee Vår Energi ASA and subsequent sales made on the market.

Other net income refers for €2,542 million to the capital gain from the fair value measurement of the business combination between Eni and bp with the establishment of the joint venture Azule Energy Holdings Ltd and includes realized exchange differences on translation of €764 million.